UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 17, 2013

Oak Ridge Financial Services, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	000-52640	20-8550086
State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2211 Oak Ridge Road

P.O. Box 2

Oak Ridge, North Carolina 27310

(Address of principal executive offices)

Registrant's telephone number, including area code: (336) 644-9944

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 8.01 – Other Events	3

Item 9.01 – Financial Statements and Exhibits	3

Signatures	3

ITEM 8.01.  OTHER EVENTS.

On July 17, 2013, Oak Ridge Financial Services, Inc., the parent company of Bank of Oak Ridge, issued a press release announcing that its Board of Directors has approved proceeding with the voluntary delisting of the Company’s common stock from the Nasdaq Capital Market, deregistration of the common stock under Sections 12(b) and (g) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the suspension of the Company’s periodic reporting obligations under the Exchange Act.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibit is being provided solely for the purposes of providing disclosure pursuant to Item 8.01 – Other Events:

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press Release issued by Oak Ridge Financial Services, Inc. on July 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK RIDGE FINANCIAL SERVICES, INC.

Date: July 17, 2013	By:	/s/ Thomas W. Wayne
Thomas W. Wayne
Secretary and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press Release issued by Oak Ridge Financial Services, Inc. on July 17, 2013.